EXHIBIT 99.1

CONTACTS:

Gary A. Harmon, Chief Financial Officer

(706) 876-5851

gary.harmon@dixiegroup.com

THE DIXIE GROUP RESTATES FINANCIAL RESULTS

———————————

No Impact on Net Income, Net EPS, Total Cash Flows, Balance Sheets or Stockholders' Equity

CHATTANOOGA, Tenn. (July 13, 2007) – The Dixie Group, Inc. (NASDAQ:DXYN) today reported that the Company had received comments from the Securities and Exchange Commission regarding its Annual Report on Form 10-K for the fiscal year ended December 30, 2006.  As a result of those comments, the Company amended and restated its Annual Report on Form 10-K for the year ended December 30, 2006, and its Quarterly Reports on Form 10-Q for the quarterly periods ended July 1, 2006, and September 30, 2006.  The amendments did not affect the Company’s net income, net income per share, total cash flow, balance sheets, or stockholders' equity, for any periods.  The Company filed amended reports for the affected periods today to correct the following classification errors:

•

The classification of certain pension expenses as costs of discontinued operations; and

•

The classification of certain income tax payments as investing activities.

The amendments reclassified certain pension expenses from discontinued operations to continuing operations in the Company’s Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the fiscal year ended December 30, 2006 and December 31, 2005, and the Company’s Consolidated Condensed Statements of Operations and Consolidated Condensed Statements of Cash Flows for the three and six months ended July 1, 2006, and the nine months ended September 30, 2006.

The Company had classified pension expenses related to employees of its textile operations based on its interpretation that APB 30 requires that such expenses be accounted for as costs of discontinued operations.  The pension expenses included in discontinued operations related to former employees of the Company’s textile operations, which were discontinued in 1998 and sold in 1999 and prior years.  The Company’s original classification of such pension costs and their presentation in its consolidated financial statements was reviewed with Ernst & Young, LLP, the Company's independent registered public accounting firm, which concurred with the Company’s presentation.  Based on a review of its presentation, the Company reclassified these expenses as cost of continuing operations in accordance with the requirements of SFAS 88, as clarified by the answer to Question 37 in the FASB Special Report, "A Guide to Implementation of Statement 88 on Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits: Questions and Answers."

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DXYN Restates Financial Statements

July 13, 2007

In determining its original classification for the income tax payments, as cash flows from investing activities, the Company considered the fact that these income tax payments directly related to the sale of a business and discussed the presentation with its independent registered public accounting firm, which concurred with that presentation.  The amendment reclassified these income tax payments as cash flows from operating activities in accordance with paragraph 23(c) of SFAS 95.

The Company revised its presentation of comprehensive income to prominently display the details of comprehensive income in its Consolidated Statements of Stockholders’ Equity and Comprehensive Income and also made other conforming changes to the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Company also revised its discussion of disclosure controls and procedures and its report on internal control over financial reporting in its Report on Form 10-K for the fiscal year ended December 30, 2006, to discuss the above-referenced restatement and how such restatement affected its CEO’s and CFO’s conclusion regarding its disclosure controls and procedures and internal control over financial reporting.  Solely because of the restatement, current interpretations of PCAOB Auditing Standard No. 2 require that the Company conclude, and it has concluded, that its internal control over financial reporting was not effective as of December 30, 2006.  The Company has remediated the control deficiency represented by its classification of the pension costs and income tax payments by the restatement, and the Company’s CEO and CFO have concluded that, as of the date hereof, its internal control over financial reporting is effective.

The following tables present the details of the restatements:

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DXYN Restates Financial Statements

July 13, 2007

SUMMARY OF CHANGES TO CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Year Ended December 30, 2006
	Previously Reported	Adjustments		Restated
Net sales	$331,100	$	---	$331,100
Cost of sales	235,548		(286)	235,262
Gross profit	95,552		286	95,838
Selling and administrative expenses	75,938		---	75,938
Other operating income	(640)		---	(640)
Other operating expense	733		---	733
Defined benefit plan termination expenses	---		3,249	3,249

Operating income	19,521		(2,963)	16,558

Interest expense	7,213		---	7,213
Other income	(454)		---	(454)
Other expense	127		---	127

Income from continuing operations before taxes	12,635		(2,963)	9,672
Income tax provision	2,868		(1,087)	1,781

Income from continuing operations	9,767		(1,876)	7,891
Loss from discontinued operations, net of tax	(2,064)		1,876	(188)
Income (loss) on disposal of discontinued operations, net of tax	---		---	---
Net income	$7,703	$	---	$7,703

BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.77		$(0.15)	$0.62
Discontinued operations	(0.16)		0.15	(0.01)
Disposal of discontinued operations	---		---	---
Net income	$0.61	$	---	$0.61

SHARES OUTSTANDING	12,702		12,702	12,702

DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.75		$(0.14)	$0.61
Discontinued operations	(0.16)		0.14	(0.02)
Disposal of discontinued operations	---		---	---
Net income	$0.59	$	---	$0.59

SHARES OUTSTANDING	12,959		12,959	12,959

DIVIDENDS PER SHARE:
Common Stock	---		---	---
Class B Common Stock	---		---	---

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DXYN Restates Financial Statements

July 13, 2007

SUMMARY OF CHANGES TO CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Year Ended December 31, 2005
	Previously Reported	Adjustments		Restated
Net sales	$318,526	$	---	$318,526
Cost of sales	222,008		8	222,016

Gross profit	96,518		(8)	96,510
Selling and administrative expenses	76,802		---	76,802
Other operating income	(562)		---	(562)
Other operating expense	435		---	435

Operating income	19,843		(8)	19,835

Interest expense	5,948		---	5,948
Other income	(611)		---	(611)
Other expense	87		---	87

Income from continuing operations before taxes	14,419		(8)	14,411
Income tax provision	4,456		(3)	4,453

Income from continuing operations	9,963		(5)	9,958
Loss from discontinued operations, net of tax	(661)		5	(656)
Income (loss) on disposal of discontinued operations, net of tax	834		---	834
Net income	$10,136	$	---	$10,136

BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.80		$(0.00)	$0.80
Discontinued operations	(0.05)		0.00	(0.05)
Disposal of discontinued operations	0.07		---	0.07
Net income	$0.82	$	---	$0.82

SHARES OUTSTANDING	12,416		12,416	12,416

DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.77		$(0.00)	$0.77
Discontinued operations	(0.05)		0.00	(0.05)
Disposal of discontinued operations	0.07		---	0.07
Net income	$0.79	$	---	$0.79

SHARES OUTSTANDING	12,879		12,879	12,879

DIVIDENDS PER SHARE:
Common Stock	---		---	---
Class B Common Stock	---		---	---

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DXYN Restates Financial Statements

July 13, 2007

SUMMARY OF CHANGES TO CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Nine Months Ended September 30, 2006
	Previously Reported	Adjustments		Restated
Net sales	$250,825	$	---	$250,825
Cost of sales	179,317		(286)	179,031

Gross Profit	71,508		286	71,794
Selling and administrative expenses	57,108		---	57,108
Other operating income	(599)		---	(599)
Other operating expense	458		---	458
Defined benefit pension plan termination expenses	---		3,249	3,249

Operating Income	14,541		(2,963)	11,578

Interest expenses	5,506		---	5,506
Other income	(122)		---	(122)
Other expense	107		---	107

Income from continuing operations before taxes	9,050		(2,963)	6,087
Income tax provision	2,517		(1,087)	1,430

Income from continuing operations	6,533		(1,876)	4,657
Loss from discontinued operations, net of tax	(2,137)		1,876	(261)

Net income	$4,396	$	---	$4,396

BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.52		$(0.15)	$0.37
Discontinued operations	(0.17)		0.15	(0.02)
Net income	$0.35	$	---	$0.35

SHARES OUTSTANDING	12,685		12,685	12,685

DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.50		$(0.14)	$0.36
Discontinued operations	(0.16)		0.14	(0.02)
Net income	$0.34	$	---	$0.34

SHARES OUTSTANDING	12,953		12,953	12,953

DIVIDENDS PER SHARE:
Common Stock	---		---	---
Class B Common Stock	---		---	---

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DXYN Restates Financial Statements

July 13, 2007

SUMMARY OF CHANGES TO CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three Months Ended July 1, 2006				Six Months Ended July 1, 2006
	Previously Reported	Adjustments		Restated	Previously Reported	Adjustments		Restated
Net sales	$88,046	$	---	$88,046	$167,219	$	---	$167,219
Cost of sales	63,582		(286)	63,296	120,557		(286)	120,271

Gross profit	24,464		286	24,750	46,662		286	46,948
Selling and administrative expenses	18,795		---	18,795	38,011		---	38,011
Other operating income	(228)		---	(228)	(570)		---	(570)
Other operating expense	130		---	130	286		---	286
Defined benefit plan termination expenses	---		3,249	3,249	---		3,249	3,249

Operating income	5,767		(2,963)	2,804	8,935		(2,963)	5,972

Interest expense	1,944		---	1,944	3,711		---	3,711
Other income	(95)		---	(95)	(108)		---	(108)
Other expense	50		---	50	54		---	54

Income from continuing operations before taxes	3,868		(2,963)	905	5,278		(2,963)	2,315
Income tax provision (benefit)	964		(1,087)	(123)	1,449		(1,087)	362

Income from continuing operations	2,904		(1,876)	1,028	3,829		(1,876)	1,953
Loss from discontinued operations, net of tax	(1,960)		1,876	(84)	(2,050)		1,876	(174)
Net income	$944	$	---	$944	$1,779	$	---	$1,779

BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.23		$(0.15)	$0.08	$0.30		$(0.15)	$0.15
Discontinued operations	(0.16)		0.15	(0.01)	(0.16)		0.15	(0.01)
Net income	$0.07	$	---	$0.07	$0.14	$	---	$0.14

SHARES OUTSTANDING	12,689		12,689	12,689	12,660		12,660	12,660

DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.22		$(0.14)	$0.08	$0.30		$(0.15)	$0.15
Discontinued operations	(0.15)		0.14	(0.01)	(0.16)		0.15	(0.01)
Net income	$0.07	$	---	$0.07	$0.14	$	---	$0.14

SHARES OUTSTANDING	12,943		12,943	12,943	12,939		12,939	12,939

DIVIDENDS PER SHARE:
Common Stock	---		---	---	---		---	---
Class B Common Stock	---		---	---	---		---	---

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DXYN Restates Financial Statements

July 13, 2007

SUMMARY OF CHANGES TO STATEMENTS OF CASH FLOWS AND CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(Reported in Thousands of Dollars)

	Year Ended December 30, 2006
	Previously Reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Income from continuing operations	$9,767	$(1,876)	$7,891
Loss from discontinued operations	(2,064)	1,876	(188)
Net Income	$7,703	$ ---	$7,703

	Nine Months Ended September 30, 2006
	Previously Reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Income from continuing operations	$6,533	$(1,876)	$4,657
Loss from discontinued operations	(2,137)	1,876	(261)
Net Income	$4,396	$ ---	$4,396

	Six Months Ended July 1, 2006
	Previously Reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Income from continuing operations	$3,829	$(1,876)	$1,953
Loss from discontinued operations	(2,050)	1,876	(174)
Net Income	$1,779	$ ---	$1,779

	Year Ended December 31, 2005
	Previously Reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Income from continuing operations	$9,963	$(5)	$9,958
Loss from discontinued operations	(661)	5	(656)
Income on disposal of discontinued operations	834	---	834
Net Income	$10,136	$ ---	$10,136

	Year Ended December 25, 2004
	Previously Reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Income taxes paid related to sale of a business	$ ---	$(10,230)	$(10,230)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	8,716	(10,230)	(1,514)

CASH FLOWS FROM INVESTING ACTIVITIES
Income taxes paid related to sale of a business	(10,230)	10,230	---
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	$(19,948)	$10,230	$(9,718)

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DXYN Restates Financial Statements

July 13, 2007

The Dixie Group (www.thedixiegroup.com) is a leading marketer and manufacturer of carpet and rugs to higher-end residential and commercial customers through the Fabrica International, Masland Carpets and Dixie Home brands.

Statements in this news release, which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.  Such factors include the levels of demand for the products produced by the Company.  Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations.  Additional information regarding these and other risk factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

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